Exhibit 10.4

OMNIBUS AMENDMENT

This OMNIBUS AMENDMENT (this “Agreement”) dated as of January 15, 2021 is among Penn Virginia Holdings, LLC (as successor to Penn Virginia Holding Corp.), a Delaware limited liability company (the “Borrower”), Penn Virginia Corporation, a Virginia corporation (“Holdings”), the guarantors listed on the signature page hereto (the “Guarantors”), the Consenting Lenders (as defined below) party hereto and Ares Capital Corporation, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”).

RECITALS

A.

The Borrower, Holdings, Jefferies Finance LLC, as administrative agent and collateral agent (in such capacities, the “Existing Agent”) for the Lenders, and the financial institutions party thereto from time to time, as lenders (the “Lenders”) are parties to that certain Credit Agreement dated as of September 29, 2017 (amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

B.

On the date hereof, the Borrower, Holdings, the Guarantors party thereto, the Lenders party thereto, the Existing Agent and Ares Capital Corporation entered into that certain Successor Agent, Consent and Amendment Agreement (the “Successor Agent Agreement”) pursuant to which, among other things, (i) the Existing Agent resigned as administrative agent and collateral agent under the Credit Agreement and the other Loan Documents, (ii) the Lenders party to the Successor Agent Agreement appointed Ares Capital Corporation as successor Administrative Agent and Collateral Agent (in such capacities, the “Successor Agent”) and (iii) Ares Capital Corporation accepted its appointment as Successor Agent, subject to the terms and conditions set forth therein.

C.

The Borrower, Holdings, each of the Guarantors party thereto and the Lenders party thereto entered into that certain Amendment No. 1 to Credit Agreement, dated as of November 2, 2020 (“Amendment No. 1”) pursuant to which the parties thereto agreed to, among other things, amend the Credit Agreement in its entirety to read as set forth in Annex A thereto (such Annex A, the “Proposed Amended Credit Agreement”), to be effective on the “Effective Date” as defined therein (the “Amendment No. 1 Effective Date”)

D.

The Borrower, Holdings, each of the Guarantors, the Agent and the Lenders party hereto (each such Lender, a “Consenting Lender”) wish to, subject to the terms and conditions set forth herein, amend Amendment No. 1 by modifying the Proposed Amended Credit Agreement as provided herein.

E.

In connection with the transactions contemplated by Amendment No. 1 and the Revolver Amendment (as defined in the Proposed Amended Credit Agreement), the Consenting Lenders wish to, subject to the terms and conditions set forth herein, (i) authorize the Agent to enter into an amendment to the Intercreditor Agreement in substantially the form attached hereto as Exhibit A (the “Intercreditor Agreement Amendment”) and (ii) direct the Agent to release Holdings from its guaranty obligations under the Loan Documents and to release the assets of Holdings from the Liens created under the Loan Documents, in each case, upon the occurrence of the Amendment No. 1 Effective Date.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Defined Terms. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2. Other Definitional Provisions. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

Section 3. Amendments to Amendment No. 1. Effective as of the Omnibus Effective Date, Amendment No. 1 shall be amended by amending the Proposed Amended Credit Agreement as follows:

(a)    Each instance of the phrase “Penn Virginia Holding LLC” in the Proposed Amended Credit Agreement shall be replaced with the phrase “Penn Virginia Holdings, LLC”.

(b)    Each instance of the phrase “Loan Party” shall be replaced with the phrase “Group Member” and each instance of the phrase “Loan Parties” shall be replaced with the phrase “Group Members” in the following provisions of the Proposed Amended Credit Agreement: the definitions of “Employee Benefit Plan”, “ERISA Affiliate”, “Indemnified Taxes”, “Termination Event” in Section 1.01, Section 2.08(c), the lead-in sentence to Article IV, Section 4.02, Section 4.03, Sections 4.06 through 4.14 (inclusive), Section 4.21, Section 4.25, Section 4.29, Section 5.01,

Section 5.04, Section 5.05, Section 5.06(h) through (p) (inclusive), Section 5.06(t), Section 5.13, the lead-in sentence to Article VI, Section 6.09, Section 6.13, Section 6.20, Section 7.01(b) through (g) (inclusive), Section 7.01(i), Section 7.05, Section 8.01, Section 8.03, Section 8.07, Section 8.10, Section 9.02(d), Section 9.05(b), Section 9.06, Section 9.07(a), Section 9.09, Section 9.13, Section 9.16, Section 9.17, Section 9.19, Section 9.22, Section 9.25 and Section 9.26.

(c)    The definition of “Excluded Subsidiary” in Section 1.01 of the Proposed Amended Credit Agreement is hereby amended and restated in its entirety as follows:

“Excluded Subsidiary” means any Restricted Subsidiary that is not required to become a Guarantor pursuant to Section 5.08(a) [Collateral Matters; Guaranties].

(d)    The definition of “General Partner” in Section 1.01 of the Proposed Amended Credit Agreement is hereby amended and restated in its entirety as follows:

“General Partner” means PV Energy Holdings GP, LLC, a Delaware limited liability company.

(e)    The definition of “Guarantor” in Section 1.01 of the Proposed Amended Credit Agreement is hereby amended and restated in its entirety as follows:

“Guarantor” means (a) Intermediate, (b) General Partner, (c) each other Restricted Subsidiary of Holdings (other than Excluded Subsidiaries), (d) each Restricted Subsidiary of Holdings that voluntarily executes a Guaranty and (e) to the extent required by Section 5.11(d) [Further Assurances; Cure of Title Defects], Holdings; provided that, notwithstanding anything in the Loan Documents, Guarantor shall in no event include any Excluded Tax Subsidiary.

(f)    Section 1.01 of the Proposed Amended Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Group Member” means (a) Holdings and (b) the Loan Parties.

(g)    Article I of the Proposed Amended Credit Agreement is hereby amended by adding a new Section 1.10 that shall read in its entirety as follows:

Section 1.10. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s Legal Requirements): (a) if any asset, Property, right, obligation, or liability of any Person becomes the asset, Property, right, obligation, or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

(h)    Section 4.04 of the Proposed Amended Credit Agreement is hereby amended and restated in its entirety as follows:

Section 4.04. Enforceable Obligations. This Agreement, the Notes, and the other Loan Documents to which any Group Member is a party have been duly executed and delivered by such Group Members. Each Loan Document is the legal, valid, and binding obligation of Holdings, the Borrower and each Guarantor which is a party to it enforceable against Holdings, the Borrower and each such Guarantor in accordance with its terms, except as such enforceability may be limited by any applicable Debtor Relief Laws.

(i)    Section 4.06 of the Proposed Amended Credit Agreement is hereby amended by adding the following sentence at the end of such Section:

The information included in any Beneficial Ownership Certification provided to any Lender in connection with this Agreement is true and correct in all respects as of the date delivered.

(j)    Section 5.06(q) of the Proposed Amended Credit Agreement is hereby amended and restated in its entirety as follows:

(q) USA Patriot Act; Beneficial Ownership. Promptly, following a request by any Lender, all documentation and other information (including, without limitation, a Beneficial Ownership Certification) that such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, and the Beneficial Ownership Regulation;

(k)    Section 5.06 of the Proposed Amended Credit Agreement is hereby amended by deleting the word “and” at the end of clause (s), replacing the “.” at the end of clause (t) with “; and” and adding a new clause (u) that shall read in its entirety as follows:

(u) Beneficial Ownership. Prompt written notice of any change in the information provided in any Beneficial Ownership Certification delivered to a Lender that would result in a change to the list of beneficial owners identified in such Beneficial Ownership Certification.

(l)    The last sentence of Section 5.11(a) of the Proposed Amended Credit Agreement is hereby amended and restated in its entirety as follows:

Each of Holdings and the Borrower, at its expense will, and will cause each of their respective Restricted Subsidiaries to, promptly execute and deliver to the Administrative Agent upon its reasonable request all such other documents, agreements and instruments to comply with or accomplish the covenants and agreements of Holdings and the Loan Parties, as the case may be, in the Security Instruments and this Agreement, or to further evidence and more fully describe the collateral intended as security for the Obligations, or to correct any omissions in the Security Instruments, or to state more fully the security obligations set out herein or in any of the Security Instruments, or to perfect, protect or preserve any Liens created pursuant to any of the Security Instruments, or to make any recordings, to file any notices or obtain any consents, all as may be necessary or appropriate in connection therewith or to enable the Administrative Agent to exercise and enforce its rights and remedies with respect to any Collateral.

(m)    Section 5.11(c) of the Proposed Amended Credit Agreement is hereby amended and restated in its entirety as follows:

(c) Holdings (i) shall cause 100% of the Equity Interests in the Borrower to at all times constitute Collateral and be subject to an Acceptable Security Interest in favor of the Secured Parties and shall cause each Subsidiary directly owning such Equity Interests to be a Guarantor and (ii) shall not create, assume, incur or suffer to exist, any Lien on any Equity Interests of Intermediate or the General Partner held by Holdings other than (A) those permitted under Section 6.01(c) [Liens, Etc.] and (B) Liens granted under the Security Instruments and Liens granted under the corresponding provisions of the First Lien Loan Documents.

(n)    Section 5.11(d) of the Proposed Amended Credit Agreement is hereby amended and restated in its entirety as follows:

(d) Promptly after any breach by Holdings of the covenant in Section 6.19 [Passive Holding Company], then Holdings shall become a Guarantor by delivering a Guaranty or a supplement to an existing Guaranty executed and delivered by Holdings in form and substance reasonably satisfactory to the Administrative Agent, (ii) execute and deliver a Security Agreement or a supplement to an existing Security Agreement and such other Security Instruments executed and delivered by Holdings as the Administrative Agent may reasonably request in order to grant to the Administrative Agent an Acceptable Security Interest in the assets of Holdings then owned or thereafter acquired, and (iii) deliver to the Administrative Agent certificates, opinions of counsel, title opinions or other documents as the Administrative Agent may reasonably request, including all documentation and other information that any Lender may reasonably request in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

(o)    Section 6.01(j) of the Proposed Amended Credit Agreement is hereby amended and restated in its entirety as follows:

(j) (i) Liens of a collecting bank arising in the ordinary course of business under Section 4- 210 of the Uniform Commercial Code in effect in the relevant jurisdiction and (ii) Liens of any depositary bank in connection with statutory, common law and contractual rights of set-off and recoupment with respect to any Deposit Account of Holdings, Intermediate, General Partner, the Borrower or any Restricted Subsidiary thereof;

(p)    Section 6.01(o) of the Proposed Amended Credit Agreement is hereby amended and restated in its entirety as follows:

(o) Liens on cash or cash equivalents in favor of any commercial bank to secure any and all obligations of Holdings and any Loan Party, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with (i) commercial credit cards, (ii) stored value cards and (iii) any other Treasury Management Arrangement (including, without limitation, controlled disbursement, purchase card arrangements, automated clearinghouse transactions, return items, overdrafts and interstate depository network services);

(q)    Section 6.04(b) of the Proposed Amended Credit Agreement is hereby amended and restated in its entirety as follows:

(b) merge or consolidate with or into any other Person; provided that (i) the Borrower may merge with or may be consolidated into any Parent Entity or Subsidiary Guarantor if the Borrower is the surviving entity, (ii) any Subsidiary Guarantor may merge with or may be consolidated into any other Subsidiary Guarantor, (iii) any Restricted Subsidiary of the Borrower that is not a Guarantor may merge with or may be consolidated into the Borrower or any other Restricted Subsidiary of the Borrower, (iv) any Restricted Subsidiary of the Borrower may merge or may be consolidated with any other Person as part of a Disposition permitted by Section 6.04(c) [Merger or Consolidation; Asset Sales] and (v) any Parent Entity may merge with or may be consolidated into any Parent Entity or any Subsidiary Guarantor if a Loan Party is the surviving entity; or

(r)    Section 6.04(c)(iii) of the Proposed Amended Credit Agreement is hereby amended and restated in its entirety as follows:

(iii) the Disposition of Property to a Loan Party, between or among Loan Parties or between or among Restricted Subsidiaries that are not Loan Parties;

(s)    Section 6.05(d) of the Proposed Amended Credit Agreement is hereby amended and restated in its entirety as follows:

(d) repurchases of Equity Interests in Holdings or any Loan Party deemed to occur upon exercise of stock options or warrants or similar rights if such Equity Interests represents a portion of the exercise price of such options or warrants or similar rights shall be permitted (as long as Holdings or the Loan Parties make no payment in connection therewith that is not otherwise permitted hereunder);

(t)    Section 6.05(e) of the Proposed Amended Credit Agreement is hereby amended and restated in its entirety as follows:

(e) any purchase, repurchase, redemption, defeasance or other acquisition or retirement of Equity Interests made by exchange (including any such exchange pursuant to the exercise of a conversion right or privilege in connection with which cash is paid in lieu of the issuance of fractional shares) for, or out of the proceeds of the substantially concurrent sale of, Equity Interests of any Parent Entity or a substantially concurrent contribution to the equity of any Parent Entity, in each case, occurring after the date of this Agreement;

(u)    Section 6.05 of the Proposed Amended Credit Agreement is hereby amended by deleting the “and” at the end of clause (f), replacing the “.” at the end of clause (g) with “; and” and adding a new clause (h) that shall read in its entirety as follows:

(h) Restricted Payments among Parent Entities.

(v)    Section 6.19 of the Proposed Amended Credit Agreement is hereby amended and restated in its entirety as follows:

(a)	Notwithstanding anything herein to the contrary, Holdings shall not:

(i)

hold any assets other than (A) the Equity Interests of General Partner and Intermediate, (B) agreements relating to the issuance, sale, purchase, repurchase or registration of securities of Holdings, (C) minute books and other corporate books and records of Holdings and (D) other miscellaneous non-material assets incidental to the ownership of the Equity Interests of General Partner and Intermediate or to the maintenance of the Borrower’s or Holdings’ corporate existence;

(ii)

have any Indebtedness, obligations or other liabilities other than (A) its liabilities under the Loan Documents and liabilities under the First Lien Loan Documents, (B) Tax liabilities arising in the ordinary course of business, (C) corporate, administrative and operating expenses in the ordinary course of business, (D) liabilities (but not Indebtedness) under any contracts or agreements described in clause (a)(i)(B) of this Section and (E) Indebtedness (but not Indebtedness for borrowed money) incurred in the ordinary course of business and permitted under Section 6.02 which are incidental to the operating and maintenance of Holdings’, the Borrower’s and their respective Subsidiaries’ business; or

(iii)

engage in any activities or business other than (i) issuing shares of its own Equity Interests (other than Disqualified Equity Interests) the net proceeds of which are distributed to Intermediate, (ii) holding the assets and incurring the liabilities described in this Section 6.19(a) [Passive Holding Company] and activities incidental and related thereto, (iii) making payments, dividends, distributions, issuances or other activities permitted pursuant to Section 6.05 [Restricted Payments].

(b)    Notwithstanding anything herein to the contrary, Holdings shall not permit the General Partner to, and the General Partner agrees not to:

(i)

hold any assets other than (A) the Equity Interests of Intermediate, (B) agreements relating to the issuance, sale, purchase, repurchase or registration of securities of General Partner, (C) minute books and other corporate books and records of General Partner and (D) other miscellaneous non-material assets incidental to the ownership of the Equity Interests of Intermediate or to the maintenance of the General Partner’s legal existence;

(ii)

have any Indebtedness, obligations or other liabilities other than (A) the liabilities under the Loan Documents and liabilities under the First Lien Loan Documents, (B) Tax liabilities arising in the ordinary course of business, (C) corporate, administrative and operating expenses in the ordinary course of business, (D) liabilities (but not Indebtedness) under any contracts or agreements described in clause (b)(i)(B) of this Section and (E) Indebtedness (but not Indebtedness for borrowed money) incurred in the ordinary course of business and permitted under Section 6.02 which are incidental to the operating and maintenance of Holdings’, the Borrower’s and their respective Subsidiaries’ business; or

(iii)

engage in any activities or business other than (A) issuing shares of its own Equity Interests (other than Disqualified Equity Interests), (B) holding the assets and incurring the liabilities described in this Section 6.19(b) [Passive Holding Company] and activities incidental and related thereto or (C) making payments, dividends, distributions, issuances or other activities permitted pursuant to Section 6.05 [Restricted Payments]; provided, however, that General Partner shall be permitted to engage in the RCR Transactions.

(c)    Notwithstanding anything herein to the contrary, Holdings shall not permit Intermediate to, and Intermediate agrees not to:

(i)

hold any assets other than (A) the Equity Interests of Borrower, (B) agreements relating to the issuance, sale, purchase, repurchase or registration of securities of Intermediate, (C) minute books and other corporate books and records of Intermediate and (D) other miscellaneous non-material assets incidental to the ownership of the Equity Interests of Borrower or to the maintenance of Intermediate’s legal existence;

(ii)

have any Indebtedness, obligations or other liabilities other than (A) the liabilities under the Loan Documents and liabilities under the First Lien Loan Documents, (B) Tax liabilities arising in the ordinary course of business, (C) corporate, administrative and operating expenses in the ordinary course of business, (D) liabilities (but not Indebtedness) under any contracts or agreements described in (c)(i)(B) of this Section and (E) Indebtedness (but not Indebtedness for borrowed money) incurred in the ordinary course of business and permitted under Section 6.02 which are incidental to the operating and maintenance of Holdings’, the Borrower’s and their respective Subsidiaries’ business ; or

(iii)

engage in any activities or business other than (A) issuing shares of its own Equity Interests (other than Disqualified Equity Interests), (B) holding the assets and incurring the liabilities described in this Section 6.19(c) [Passive Holding Company] and activities incidental and related thereto or (C) making payments, dividends, distributions, issuances or other activities permitted pursuant to Section 6.05 [Restricted Payments]; provided, however, that Intermediate shall be permitted to engage in the RCR Transactions.

(w)    The first sentence of Section 6.23 of the Proposed Amended Credit Agreement is hereby amended and restated in its entirety to read as follows:

Holdings and the Borrower shall not permit any of their respective Restricted Subsidiaries that is a Loan Party to, (a) maintain Deposit Accounts that are not subject to Account Control Agreements, or (b) maintain securities accounts that are not subject to Account Control Agreements; provided that, the requirements of the foregoing Section 6.23(a) [Deposit Accounts; Securities Accounts] shall not apply to (i) Deposit Accounts holding exclusively Excluded Funds, (ii) Deposit Accounts and securities accounts to the extent, and only to the extent, constituting “Excluded Collateral” under Section 2.1(b)(v) [Breakage Costs] or Section 2.1(b)(vi) of the Security Agreement, (iii) petty cash accounts with an amount not to exceed $250,000 in the aggregate, and (iv) only as to the requirement regarding Account Control Agreements, the Zero Balance Accounts; provided, however, that in the event any Loan Party acquires any Deposit Account or securities account pursuant to an Acquisition, (y) within 120 days after the date of such Acquisition (or such later date as either of the First Lien Agent or the Collateral Agent may agree to in its sole discretion for the delivery of deposit account control agreements in respect thereof) Holdings and the Borrower shall deliver, or cause to be delivered, to the Collateral Agent an Account Control Agreement therefor and (z) for so long as any such acquired Deposit Account or securities account is not subject to an Account Control Agreement, no cash or securities shall be transferred to such acquired Deposit Account or securities account.

(x)    Section 7.01(c) of the Proposed Amended Credit Agreement is hereby amended and restated its entirety as follows:

(c) Covenant Breaches. Any Loan Party or any Restricted Subsidiary thereof shall fail to (i) perform or observe any covenant contained in Section 5.02(a) [Maintenance of Insurance], Section 5.03 [Preservation of Corporate Existence, Etc] (with respect to either Holdings’, General Partner’s, Intermediate’s or the Borrower’s existence), Section 5.06(i) [Reporting Requirements], Section 5.08 [Collateral Matters; Guaranties], Section 5.09 [Use of Proceeds], or Article VI [NEGATIVE COVENANTS] of this Agreement or (ii) fail to perform or observe any other term or covenant set forth in this Agreement or in any other Loan Document which is not covered by clause (i) above or any other provision of this Section 7.01 [Events of Default] if such failure shall remain unremedied for 30 days after the occurrence of such breach or failure;

(y)    Section 7.01 of the Proposed Amended Credit Agreement is hereby amended by replacing the “.” at the end of clause (k) with “;” and adding a new clause (l) that shall read in its entirety as follows:

(l) Equity of Borrower. The Administrative Agent shall fail to have an Acceptable Security Interest in 100% of the Equity Interests in the Borrower or the General Partner at any time.

Section 4. Conditions to Effectiveness. This Agreement shall become effective and enforceable against the parties hereto upon the receipt by the Agent of this Agreement, duly executed by the Borrower, Holdings, the Guarantors and the Consenting Lenders (the date on which such condition occurs, the “Omnibus Effective Date”).

Section 5. [Reserved].

Section 6. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Consenting Lenders that, as of this Agreement, the execution, delivery and performance of this Agreement by such Loan Party has been duly authorized by all requisite limited liability company, partnership or corporate action on the part of such Loan Party, as applicable, and this Agreement constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally.

Section 7. Acknowledgments and Agreements.

(a)    This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.

(b)    Nothing herein shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) except as otherwise expressly set forth herein, any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Agent or any Lender with respect to the Loan Documents or (iv) the rights of the Agent or any Lender to collect the full amounts owing to them under the Loan Documents.

Section 8. Release of Holdings. In connection with the transactions contemplated by Amendment No. 1 and the Contribution Agreement (as defined in Amendment No. 1), Holdings and the Borrower have requested that Holdings be released from its guaranty obligations under the Loan Documents and its assets released from the Liens created under the Loan Documents. Subject to the terms hereof and in reliance on the consent provided by the Majority Lenders below, as of the Amendment No. 1 Effective Date, the Consenting Lenders hereby direct the Agent to release, and the Agent hereby releases and discharges, (a) Holdings from its obligations as a guarantor under the Guaranty and as a grantor under the Security Agreement, and (b) all right, title and interest of Holdings in any of its Property from the Liens granted under the Security Agreement. The Consenting Lenders expressly consent to the foregoing release and discharge. The foregoing release and discharge by the Agent, and the consent by the Consenting Lenders, are strictly limited to the extent, and as expressly provided in this Section 8, and are strictly contingent upon the satisfaction of the conditions precedent to the Amendment No. 1 Effective Date. The release, discharge and consent provided herein is a one-time event and shall not be construed to, or serve to, (i) establish a custom or course of dealing with respect to any of the Loan Documents, (ii) in any way modify, change, impair, affect, diminish or release the Borrower’s or any other Guarantor’s obligations or liability under the Loan Documents or any other liability the Borrower or any other Guarantor may have to the Agent or any other Secured Party, (iii) in any way modify, change, impair, affect, diminish or release Holdings from the obligations and liabilities under the Credit Agreement as a party thereto, including Section 6.19 thereof, (iv) in any way modify, change, impair, affect, diminish or release Holdings from the obligations and liabilities under any Guaranty or supplement to Guaranty and any Security Agreement or supplement to Security Agreement delivered by Holdings after the date hereof, or (v) waive, limit or condition the Agent’s or any other Lender Party’s rights and remedies under the Loan Documents.

Section 9. Intercreditor Agreement and Revolver Amendment. Strictly for purposes of Sections 7.01(a) and 10.05 of the Intercreditor Agreement, each of the Administrative Agent and the Consenting Lenders (which constitute at least the Majority Lenders) hereby expressly consent to the following: (a) the terms of the Intercreditor Agreement Amendment, (b) the prepayment of the loans under the First Lien Credit Agreement as described in Section 5(b)(iii)(2) of Amendment No. 1 and the accrued interest thereon and (c) the amendments to Section 6.21 (Prepayment of Certain Debt and Other Obligations) and Section 6.27 (Second Lien Debt; Senior Unsecured Notes) of the First Lien Credit Agreement effected by the Revolver Amendment. The Consenting Lenders hereby direct the Agent to execute and deliver the Intercreditor Agreement Amendment. The consent of the Lenders provided herein is strictly limited to the extent provided above and as expressly provided above. Other than as expressly provided above, nothing contained herein shall be construed to be a waiver of, or a consent to a departure from, the terms of Section 7.01(a) of the Intercreditor Agreement, as amended by the Intercreditor Agreement Amendment, Section 10.05 of the Intercreditor Agreement, or any other provision in the Loan Documents (including Section 2.05(c) of the Credit Agreement and Section 6.21 of the Credit Agreement).

Section 10. Consent to Non-Pro Rata Prepayment. Notwithstanding anything to the contrary set forth Amendment No. 1, each Consenting Lender hereby ratifies its agreement set forth in Section 3 of Amendment No. 1 and agrees to that such repayment in full of all outstanding Advances owed to PensionDanmark Pensionforsikringsaktieselskab - (PensionDanmark II) (the “Non-Consenting Lender”), together with all accrued interest thereon and any related fees and expenses owed to such Non-Consenting Lender in connection therewith, shall be permitted notwithstanding anything to the contrary set forth in the Credit Agreement; provided that (i) the aggregate principal amount of such Advances does not exceed $1,500,000 and (ii) such repayment occurs on or prior to the Amendment No. 1 Effective Date. Each Consenting Lender hereby waives any requirement that the amounts received by the Non-Consenting Lender be shared equally and ratably with the Consenting Lenders.

Section 11. Counterparts. This Agreement may be signed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, taken together, constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by e-mail “PDF” copy shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 13. Invalidity. In the event that any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect under any applicable Legal Requirement, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.

Section 14. Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to any other conflicts or choice of law principles thereof.

Section 15. Entire Agreement. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

PENN VIRGINIA HOLDINGS, LLC

By:	/s/ Russell T Kelley, Jr.
Name:	Russell T Kelley, Jr.
Title:	Senior Vice President, Chief Financial Officer and Treasurer

HOLDINGS:

PENN VIRGINIA CORPORATION

By:	/s/ Russell T Kelley, Jr.
Name:	Russell T Kelley, Jr.
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to Omnibus Amendment to Credit Agreement (Second Lien)

GUARANTORS:

PENN VIRGINIA OIL & GAS, LLC
PENN VIRGINIA OIL & GAS GP LLC
PENN VIRGINIA OIL & GAS LP LLC
PENN VIRGINIA MC, LLC
PENN VIRGINIA MC ENERGY L.L.C.
PENN VIRGINIA MC GATHERING COMPANY L.L.C.
PENN VIRGINIA MC OPERATING COMPANY L.L.C.
PENN VIRGINIA RESOURCE HOLDINGS, LLC

By:	/s/ Russell T Kelley, Jr.
Name:	Russell T Kelley, Jr.
Title:	Senior Vice President, Chief Financial Officer and Treasurer

PENN VIRGINIA OIL & GAS, L.P.
By: Penn Virginia Oil & Gas GP LLC, its general partner

By:	/s/ Russell T Kelley, Jr.
Name:	Russell T Kelley, Jr.
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to Omnibus Amendment to Credit Agreement (Second Lien)

AGENT:

ARES CAPITAL CORPORATION, as Agent and a Consenting Lender

By:	/s/ Penni Roll
Name:	Penni Roll
Title:	Authorized Signatory

Signature Page to Omnibus Amendment to Credit Agreement (Second Lien)

LENDERS:

CION ARES DIVERSIFIED CREDIT FUND, as a Consenting Lender

By:	/s/ Joshua Bloomstein
Name:	Joshua Bloomstein
Title:	Authorized Signatory

ARES JASPER FUND, L.P.,
as a Consenting Lender

By:	/s/ Joshua Bloomstein
Name:	Joshua Bloomstein
Title:	Authorized Signatory

ARES ND CREDIT STRATEGIES FUND LLC, as a Consenting Lender

By:	/s/ Joshua Bloomstein
Name:	Joshua Bloomstein
Title:	Authorized Signatory

ARES CREDIT STRATEGIES INSURANCE
DEDICATED SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P., as a Consenting Lender

By:	/s/ Joshua Bloomstein
Name:	Joshua Bloomstein
Title:	Authorized Signatory

SA REAL ASSETS 20 LIMITED,
as a Consenting Lender

By:	/s/ Joshua Bloomstein
Name:	Joshua Bloomstein
Title:	Authorized Signatory

Signature Page to Omnibus Amendment to Credit Agreement (Second Lien)

PREMIA LV1 LTD.,
as a Consenting Lender

By:	/s/ Joshua Bloomstein
Name:	Joshua Bloomstein
Title:	Authorized Signatory

Signature Page to Omnibus Amendment to Credit Agreement (Second Lien)

CONSENTING LENDERS:

GLADWYNE FUNDING LLC,
as a Consenting Lender

By: FS Energy and Power Fund, its sole member
By: FS/EIG Advisor, LLC, its investment adviser

By:	/s/ Eric Long
Name:	Eric Long
Title:	Authorized Person

By:	/s/ Andy Jamison
Name:	Andy Jamison
Title:	Authorized Person

HAMILTON FINANCE LLC,
as a Consenting Lender

By: Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

EAF COMPLAN II - PRIVATE DEBT, as a Consenting Lender

By: Guggenheim Partners Investment Management, LLC as Asset Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

Signature Page to Omnibus Amendment to Credit Agreement (Second Lien)

CHEVRON MASTER PENSION TRUST, as a Consenting Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

GGH US BL AMETRINE SUB-TRUST A SUB-TRUST OF GUGGENHEIM AMETHYST TRUST, as a Consenting Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

GUGGENHEIM ENERGY & INCOME FUND, as a Consenting Lender

By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

Signature Page to Omnibus Amendment to Credit Agreement (Second Lien)

GUGGENHEIM FUNDS TRUST - GUGGENHEIM FLOATING RATE STRATEGIES FUND, as a Consenting Lender

By: Guggenheim Partners Investment Management, LLC as Investment Adviser

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

GUGGENHEIM LOAN MASTER FUND, LTD., as a Consenting Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

GUGGENHEIM MM CLO 2018-1, LTD., as a Consenting Lender

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

I.A.M. NATIONAL PENSION FUND, as a Consenting Lender

By: Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

Signature Page to Omnibus Amendment to Credit Agreement (Second Lien)

MAVERICK ENTERPRISES, INC, as a Consenting Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

GGH LEVERAGED LOAN FUND, A SERIES TRUST OF MYL GLOBAL INVESTMENT TRUST, as a Consenting Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

GUGGENHEIM DEFENSIVE LOAN FUND, as a Consenting Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

Signature Page to Omnibus Amendment to Credit Agreement (Second Lien)

GUGGENHEIM U.S. LOAN FUND, as a Consenting Lender

For and on behalf of BNY Mellon Trust
Company (Ireland) Limited under Power of Attorney

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

GUGGENHEIM U.S. LOAN FUND II, as a Consenting Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

GUGGENHEIM U.S. LOAN FUND III, as a Consenting Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

SONOMA COUNTY EMPLOYEES’ RETIREMENT ASSOCIATION, as a Consenting Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

Signature Page to Omnibus Amendment to Credit Agreement (Second Lien)

ZILUX FCP-SIF - ZILUX SENIOR LOANS GLOBAL, as a Consenting Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Consenting Lender

By:	/s/ Manish Garg
Name:	Manish Garg
Title:	Vice President

WESTERN ASSET MANAGEMENT COMPANY, LLC,
as investment manager and agent on behalf of certain COnsenting Lenders

By:	/s/ Adam Wright
Name:	Adam Wright
Title:	Manager, U.S. Legal Affairs

Signature Page to Omnibus Amendment to Credit Agreement (Second Lien)

EXHIBIT A

Amendment No. 1 to Intercreditor Agreement

[see attached]